SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 19, 2005

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-16239               06-1481060
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

               7 Commerce Drive
              Danbury, Connecticut                              06810
   (Address of principal  executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

      On October 19, 2005, the Registrant issued a press release announcing its financial results for the third quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

      The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Item 8.01   Other Events.

      On October 19, 2005, the Registrant issued a press release announcing that its Board of Directors has approved a share repurchase program for up to $75 million of the Registrant's common stock over the next twelve months. Share repurchases may be made from time to time in open market transactions at prevailing market prices or in privately negotiated transactions. Management will determine the timing and amount of purchases under the program based upon market conditions and other factors. The program does not require the Registrant to purchase any specific number or amount of shares and may be suspended or reinstated at any time at the Company's discretion and without notice.

Item 9.01   Exhibits.

      (c)   Exhibits

            Exhibit No.     Description
            -----------     -----------

            99.1 Press Release, dated October 19, 2005, entitled "ATMI Reports Third Quarter Financial Results and Announces Share Repurchase Program."



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2005

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
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                                          Name:  Daniel P. Sharkey
                                          Title: Vice President, Treasurer and
                                                 Chief Financial Officer






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